SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 17, 1995


              THE EMPIRE DISTRICT ELECTRIC COMPANY
       (Exact name of registrant as specified in charter)

                             Kansas
         (State or other jurisdiction of incorporation)

       1-3368                              44-0236370
(Commission File Number)        (IRS Employer Identification Number)


602 Joplin Street, Joplin, Missouri                         64801
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (417) 625-5100


                         Not applicable
 (Former name or former address, if changed since last report)

Item 5  Other Events

         Attached hereto as Exhibit 99 is a press release issued by the Company on July 17, 1995, announcing the offer by the Company of an enhanced voluntary early retirement program.

                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE EMPIRE DISTRICT ELECTRIC COMPANY



                              By                   V. E. Brill
                                              ------------------------
                                Name:              V. E. Brill
                                Title:        Vice President - Finance

Dated:  July 17, 1995

                          Exhibit Index


Exhibit
 Number             Description

   99               Press Release dated July 17, 1995,
                    announcing the offer by the Company of
                    a enhanced voluntary early retirement
                    program.